UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2026, VisionWave Holdings, Inc. (the “Company” or “VisionWave”) entered into a binding Acquisition Agreement (the “Agreement”) with Meteor Aerospace Ltd. (“Meteor”), an Israeli aerospace and defense company pursuant to which the Company agreed to acquire fifty-one percent (51%) of the issued and outstanding share capital of Meteor, subject to the satisfaction of specified closing conditions.

Meteor is engaged in the development, manufacturing and commercialization of aerospace and defense technologies, including unmanned aerial systems, unmanned ground systems, unmanned surface vessels, loitering munition systems, electronic warfare technologies, command, control, communications, cyber and battlefield management systems, and related intellectual property.

The Agreement values Meteor at a pre-money equity valuation of $40.0 million.

Subject to the satisfaction of all closing conditions, VisionWave will acquire 51% of the issued and outstanding equity interests of Meteor for aggregate consideration having a value of approximately $20.4 million, consisting of:

● approximately $6.0 million of unrestricted shares of VisionWave common stock; and

● approximately $14.4 million of restricted shares of VisionWave common stock, subject to a contractual lock-up period of six months following closing.

The number of shares to be issued will be determined based upon the volume weighted average price (“VWAP”) of VisionWave common stock during the five trading days immediately preceding the closing date.

The closing of the transaction is expressly conditioned upon, among other things:

● successful completion of a live flight validation of Meteor’s Impact-700 unmanned aerial system;

● VisionWave’s satisfactory completion of legal, financial, operational, technical, aerospace, cybersecurity, export control, intellectual property and commercial due diligence;

● satisfaction or waiver of other customary closing conditions.

The Agreement provides that the flight validation is intended to verify the operational integrity, engineering functionality and basic flight capability of the Meteor Impact-700 platform and is not intended to demonstrate maximum performance specifications, commercial readiness or full operational capabilities.

Upon closing, VisionWave will obtain a controlling interest in Meteor and will have the right to appoint three of the five directors serving on Meteor’s Board of Directors, designate the Chairman of the Board and approve major corporate actions. All directors are required to be Israeli citizens.

The Agreement further provides for:

● a thirty-day exclusivity period during which Meteor and its shareholders may not solicit or negotiate alternative acquisition or financing transactions, subject to limited exceptions;

● customary confidentiality obligations;

● representations and warranties regarding ownership, intellectual property, regulatory compliance and accuracy of information;

● binding arbitration in Israel for dispute resolution; and

● the continued involvement of Meteor founder Itzhak Nissan, former President and Chief Executive Officer of Israel Aerospace Industries Ltd., who is expected to enter into an executive employment and/or consulting agreement at closing and serve as Chief Technology Director of Meteor for a minimum period of three years following closing.

The Agreement contemplates that the acquisition will include Meteor’s existing and future products, technologies, software, intellectual property, research and development activities, engineering developments, manufacturing capabilities and related business assets, including, among others:

● Impact-700 tactical unmanned aerial vehicle;

● Impact-1400 strategic MALE unmanned aerial vehicle;

● Rambow unmanned ground vehicle;

● Orca unmanned surface vessel;

● MERLOW loitering munition system;

● electronic warfare and SIGINT technologies;

● command, control, communications, cyber and battlefield management systems; and

● related aerospace and defense technologies.

The Company expects to utilize the acquired technologies to expand its autonomous systems, defense technologies and integrated security solutions portfolio.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 to this Current Report, which is incorporated herein by reference.

Concurrently with execution of the Agreement, the Company issued a press release announcing the transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 30, 2026, the Company issued a press release announcing the execution of the Acquisition Agreement described in Item 1.01 of this Current Report.

A copy of the press release is furnished as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Meteor Aerospace Ltd., the anticipated benefits of the transaction, expected closing, future operations, technology integration and other future events.

These statements are based upon current expectations and involve risks and uncertainties that could cause actual results to differ materially, including, without limitation, the satisfaction of closing conditions, completion of due diligence, successful completion of flight validation, regulatory approvals, integration risks and other factors described in the Company’s filings with the Securities and Exchange Commission.

The Company undertakes no obligation to update any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Acquisition Agreement dated June 29, 2026, by and among VisionWave Holdings, Inc., Meteor Aerospace Ltd. and certain shareholders of Meteor Aerospace Ltd
99.1	Press Release dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026

VISIONWAVE HOLDINGS, INC.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer